Exhibit 99.1

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is made as of the 5th day of May, 2015 by and between LYDALL, INC., a Delaware corporation (the “Borrower”), the Lenders and BANK OF AMERICA, N.A. as Administrative Agent (the “Agent”).

WITNESSETH:

WHEREAS, the Borrower and the Lenders are parties to a certain Amended and Restated Credit Agreement dated as of February 18, 2014 (the “Credit Agreement”); and

WHEREAS, the Borrower and the Lenders believe it to be in the best interest of all parties to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

1.            Interpretation. Capitalized terms used and not defined herein shall have the respective meanings given them in the Credit Agreement.

2.            Amendment to Defined Terms. The defined term “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Change of Control” means an event or series of events by which:

(a)            any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 25% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(b)            during any period of 12 consecutive months, seventy-five (75%) percent or more of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

3.            Amendment to Schedule 4.1(b). Schedule 4.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 4.1(b) attached hereto.

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4.            Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the receipt by the Agent, in form and substance satisfactory to the Agent in its sole discretion, of counterparts of this Amendment, duly authorized, executed and delivered by Borrower.

5.            Provisions of General Application.

5.1            Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

5.2            Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

5.3            Merger. This Amendment and the documents executed in connection herewith represent the entire expression of the agreement of the Borrower and the Lenders regarding the matters set forth herein. No modification, rescission, waiver, release or amendment of any provision of this Amendment shall be made, except by a written agreement signed by the Borrower and the Lenders.

5.4            Binding Effect; No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. This Amendment is solely for the benefit of each of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Amendment.

5.5            Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.6            Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Connecticut, but giving effect to federal laws applicable to national banks).

5.7            Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment electronically or by facsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment as to such party or any other party.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LYDALL, INC.

By:	/s/ Chad A. McDaniel
	Name: Title:	Chad A. McDaniel Vice President, General Counsel and Secretary

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Christopher T. Phelan
	Name: Title:	Christopher T. Phelan Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher T. Phelan
	Name: Title:	Christopher T. Phelan Senior Vice President

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WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Joseph W. Lux, Jr.
	Name: Title:	Joseph W. Lux, Jr. Senior Vice President

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WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adam McLaughlin
	Name: Title:	Adam McLaughlin Senior Vice President

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SCHEDULE 4.1(b)

SCHEDULE OF RESPONSIBLE

OFFICERS FOR THE LOAN PARTIES

Loan Party	Responsible Officers	Title

Lydall, Inc.	Dale G. Barnhart	President and Chief Executive Officer

	Chad A. McDaniel	Vice President, General Counsel and Secretary

	James V. Laughlan	Vice President, Chief Accounting Officer and Treasurer

Lydall Thermal/Acoustical, Inc.	Dale G. Barnhart	President

	Chad A. McDaniel	Vice President, General Counsel and Secretary

	James V. Laughlan	Vice President, Chief Accounting Officer and Treasurer

Lydall Performance Materials, Inc.	Dale G. Barnhart	President
(f/k/a Lydall Filtration/Separation, Inc.)
	Chad A. McDaniel	Vice President, General Counsel and Secretary

	James V. Laughlan	Vice President, Chief Accounting Officer and Treasurer

Lydall International, Inc.	Dale G. Barnhart	President

	Chad A. McDaniel	Vice President, General Counsel and Secretary
	James V. Laughlan	Vice President, Chief Accounting Officer and Treasurer

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